                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION         CASE NO.   00 B 28798

               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)

                         For Month Ending August 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                       $9,478,280
                                                                                        ----------

RECEIPTS:
         1. Receipts from operations                                                    $        -
                                                                                        ----------
         2. Other Receipts                                                              $   19,869
                                                                                        ----------
         3. Preference Claims Receipts                                                  $  119,615
                                                                                        ----------
         4. Sale Of Assets                                                              $        -
                                                                                        ----------
         5. Receipt Of Escrow                                                           $        -
                                                                                        ----------
         6. General Motors Funding                                                      $        -
                                                                                        ----------

DISBURSEMENTS:
         3. Net payroll:
           a. Officers                                                                  $   19,385
                                                                                        ----------
           b. Others                                                                    $    2,081
                                                                                        ----------

         4. Taxes
           a. Federal Income Taxes                                                      $    6,841
                                                                                        ----------
           b. FICA withholdings                                                         $      626
                                                                                        ----------
           c. Employee's withholdings (2)                                               $      236
                                                                                        ----------
           d. Employer's FICA                                                           $      626
                                                                                        ----------
           e. Federal Unemployment Taxes                                                $        -
                                                                                        ----------
           f. State Unemployment Taxes                                                  $        9
                                                                                        ----------
           g. State Employee withholdings                                               $      840
                                                                                        ----------
           h. All other taxes                                                           $        -
                                                                                        ----------

         5. Necessary expenses:
           a. Rent or mortgage payments (s)                                             $    1,600
                                                                                        ----------
           b. Utilities                                                                 $        -
                                                                                        ----------
           c. Insurance                                                                 $    4,879
                                                                                        ----------
           d. Merchandise bought for manufacture or sale                                $        -
                                                                                        ----------

           e. Other necessary expenses
                  Foothill Secured Loan                                                 $        -
                                                                                        ----------
                  Asset Sale Related Expenses                                           $        -
                                                                                        ----------
                  Union Closure Agreement                                               $        -
                                                                                        ----------
                  Professional/Trustee Fees                                             $   73,959
                                                                                        ----------
                  All Other Disbursements                                               $   53,227
                                                                                        ----------

TOTAL DISBURSEMENTS                                                                     $  164,309
                                                                                        ----------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                       $   (24,825)
                                                                                                          -----------

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                $ 9,433,840
                                                                                                          -----------
              OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                $         -
                                                                                                          -----------
              PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                $    99,004
                                                                                                          -----------
              DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED: 8601721825
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                $    (2,102)
                                                                                                          -----------
              ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
              PAYROLL ACCOUNT: 5800026501                                                                 $         -
                                                                                                          -----------
ENDING BALANCE IN ALL ACCOUNTS                                                          $ 9,530,742
                                                                                        ===========

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments

                            OPERATING REPORT Page 1
                                  Exhibit "B"

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION        CASE NO.:00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING August 31, 2002

SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF AUGUST 1, 2002 THROUGH AUGUST 31, 2002 (1)

DATE RECEIVED                           DESCRIPTION                                      AMOUNT
-------------                           -----------                                   ------------
None                           General Motors                                         $          -
None                           Chrysler Progress Payments                                        -
None                           Chrysler Holdbacks                                                -
None                           Chrysler Repairs                                                  -
None                           Misc. Holdbacks & Acceptances                                     -
None                           Verson Std. Products                                              -
None                           Corporate                                                         -
None                           Receipt of Escrow                                                 -
None                           Note Receivable                                                   -
                               Additional Receipts                                               -
Various                                 Employee Related/COBRA Receipts-Foothill                 -
Various                                 Operational Receipts                                     -
Various                                 Sales Of Assets                                          -
Various                                 Other Receipts                                      139,484
Various                                 GM Funding                                               -
                                                                                      ------------
                   TOTAL  RECEIPTS                                                    $    139,484
                                                                                      ------------

(1) Please see attached pages for the detail of receipts by Company bank account

                          OPERATING REPORT Page 2 (2 of 19)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION    CASE NO.:00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING August 31, 2002

Bank:                  LASALLE BANK N.A.

Location:              135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:          ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT

Account No.:           5800272592

DATE RECEIVED                          DESCRIPTION                                   AMOUNT
-------------                          -----------                                -----------
None                          General Motors                                      $          -
None                          Chrysler Progress Payments                                     -
None                          Chrysler Holdbacks                                             -
None                          Chrysler Repairs                                               -
None                          Misc. Holdbacks & Acceptances                                  -
None                          Verson Std. Products                                           -
None                          Corporate                                                      -
None                          Receipt of Escrow                                              -
None                          Note Receivable                                                -
Various                       Additional Receipts                                            -
Various                                Employee Related/COBRA Receipts-Foothill              -
Various                                Operational Receipts                                  -
Various                                Sales Of Assets                                       -
Various                                Other Receipts                                  119,869
None                                   GM Funding                                            -
                                                                                  ------------
                  TOTAL  RECEIPTS                                                 $    119,869
                                                                                  ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (3 of 19)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION    CASE NO.:00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING August 31, 2002

Bank:                    LASALLE BANK N.A.

Location:                135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:            ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT

Account No.:             5800272618

DATE RECEIVED                          DESCRIPTION                                  AMOUNT
-------------                          -----------                               ------------
None                          General Motors                                     $          -
None                          Chrysler Progress Payments                                    -
None                          Chrysler Holdbacks                                            -
None                          Chrysler Repairs                                              -
None                          Misc. Holdbacks & Acceptances                                 -
None                          Verson Std. Products                                          -
None                          Corporate                                                     -
None                          Receipt of Escrow                                             -
None                          Note Receivable                                               -
                              Additional Receipts
None                                   Employee Related/COBRA Receipts-Foothill             -
None                                   Operational Receipts                                 -
None                                   Sales Of Assets                                      -
None                                   Other Receipts                                       -
None                                   GM Funding                                           -
                                                                                 ------------
                  TOTAL  RECEIPTS                                                $          -
                                                                                 ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (4 of 19)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION    CASE NO.:00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING August 31, 2002

Bank:           LASALLE BANK N.A.

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT

Account No.:    5800272600

 DATE RECEIVED                      DESCRIPTION                                  AMOUNT
 -------------                      -----------                                ------------
 None                      General Motors                                      $          -
 None                      Chrysler Progress Payments                                     -
 None                      Chrysler Holdbacks                                             -
 None                      Chrysler Repairs                                               -
 None                      Misc. Holdbacks & Acceptances                                  -
 None                      Verson Std. Products                                           -
 None                      Corporate                                                      -
 None                      Receipt of Escrow                                              -
 None                      Note Receivable                                                -
                           Additional Receipts
 None                               Employee Related/COBRA Receipts-Foothill              -
 None                               Operational Receipts                                  -
 None                               Sales Of Assets                                       -
 None                               Other Receipts                                        -
 None                               GM Funding                                            -
                                                                               ------------
                  TOTAL  RECEIPTS                                              $          -
                                                                               ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (5 of 19)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION    CASE NO.:00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING August 31, 2002

Bank:                       LASALLE BANK N.A.

Location:                   135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:               VERSON CORPORATION PAYROLL ACCOUNT

Account No.:                5800026501

 DATE RECEIVED                      DESCRIPTION                              AMOUNT
 -------------                      -----------                            ------------
 None                      General Motors                                  $          -
 None                      Chrysler Progress Payments                                 -
 None                      Chrysler Holdbacks                                         -
 None                      Chrysler Repairs                                           -
 None                      Misc. Holdbacks & Acceptances                              -
 None                      Verson Std. Products                                       -
 None                      Corporate                                                  -
 None                      Receipt of Escrow                                          -
 None                      Note Receivable                                            -
                           Additional Receipts
 None                               Operational Receipts                              -
 None                               Operational Receipts-Foothill Account             -
 None                               Sales Of Assets                                   -
 None                               Other Receipts                                    -
 None                               GM Funding                                        -
                                                                           ------------
                  TOTAL  RECEIPTS                                          $          -
                                                                           ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (6 of 19)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION    CASE NO.:00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING August 31, 2002

Bank:                       LASALLE BANK N.A.

Location:                   135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:               DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED

Account No.:                8601721825

 DATE RECEIVED                      DESCRIPTION                              AMOUNT
 -------------                      -----------                            ------------
 None                      General Motors                                  $          -
 None                      Chrysler Progress Payments                                 -
 None                      Chrysler Holdbacks                                         -
 None                      Chrysler Repairs                                           -
 None                      Misc. Holdbacks & Acceptances                              -
 None                      Verson Std. Products                                       -
 None                      Corporate                                                  -
 None                      Receipt of Escrow                                          -
 None                      Note Receivable                                            -
                           Additional Receipts
 None                               Operational Receipts                              -
 None                               Operational Receipts-Foothill Account             -
 None                               Sales Of Assets                                   -
 various                            Other Receipts                               19,615
 None                               GM Funding                                        -
                                                                           ------------
                  TOTAL  RECEIPTS                                          $     19,615
                                                                           ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (7 of 19)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:       ALLIED PRODUCTS CORPORATION     CASE NO.:00 B 28798

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING August 31, 2002

SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF AUGUST 1, 2002 THROUGH AUGUST 31, 2002

DATE DISBURSED        CHECK/WIRE NO.                    DESCRIPTION                         AMOUNT
--------------        --------------                    -----------                      ------------
    Various              Various            Salaries, Benefits & Insurance               $     35,523
     None                  None             Stay Bonus                                              -
     None                  None             Utilities                                               -
    Various              Various            Rents & Leases                                      1,600
     None                  None             Remaining Man. Costs                                    -
     None                  None             Pre-Petition Vendor Payments                            -
     None                  None             Real Estate Taxes                                       -
     None                  None             Asset Sale Related Expenses                             -
     None                  None             Foothill Capital-Secured Loan                           -
     None                  None             Union Closure Agreement                                 -
     None                  None             Parts Purchases                                         -
    Various              Various            Professional/Trustee Fees                          73,959
     None                  None             Foothill Principal Payments                             -
     None                  None             Boeing Letter of Credit                                 -
     None                  None             Federal and State Income Taxes                          -
     None                  None             Foothill Interest & Fees                                -
    Various              Various            All Other                                          53,227

                                                                                         ------------
                                         TOTAL DISBURSEMENTS                             $    164,309
                                                                                         ------------

(1) Please see attached pages for the detail of disbursements by Company bank account

                        OPERATING REPORT Page 3 (8 of 19)

                    IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:       ALLIED PRODUCTS CORPORATION     CASE NO.:00 B 28798

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING August 31, 2002

Bank:             LASALLE BANK N.A.

Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT

Account No.:      5800272592

DATE DISBURSED        CHECK/WIRE NO.                    DESCRIPTION                         AMOUNT
--------------        --------------                    -----------                      ------------
    Various              Various            Salaries, Benefits & Insurance               $     35,523
     None                  None             Stay Bonus                                              -
     None                  None             Utilities                                               -
    Various              Various            Rents & Leases                                      1,600
     None                  None             Remaining Man. Costs                                    -
     None                  None             Pre-Petition Vendor Payments                            -
     None                  None             Real Estate Taxes                                       -
     None                  None             Asset Sale Related Expenses                             -
     None                  None             Foothill Capital-Secured Loan                           -
     None                  None             Union Closure Agreement                                 -
     None                  None             Parts Purchases                                         -
    Various              Various            Professional/Trustee Fees                          73,959
     None                  None             Foothill Principal Payments                             -
     None                  None             Boeing Letter of Credit                                 -
     None                  None             Federal and State Income Taxes                          -
     None                  None             Foothill Interest & Fees                                -
    Various              Various            All Other                                          53,227
                                                                                         ------------
                                       TOTAL DISBURSEMENTS                               $    164,309
                                                                                         ------------

You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (9 of 19)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:        ALLIED PRODUCTS CORPORATION     CASE NO.:00 B 28798

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING August 31, 2002

Bank:             LASALLE BANK N.A.

Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT

Account No.:      5800272618

DATE DISBURSED        CHECK/WIRE NO.                    DESCRIPTION                         AMOUNT
--------------        --------------                    -----------                      ------------
    None                  None              Salaries, Benefits & Insurance               $          -
    None                  None              Stay Bonus                                              -
    None                  None              Utilities                                               -
    None                  None              Rents & Leases                                          -
    None                  None              Remaining Man. Costs                                    -
    None                  None              Pre-Petition Vendor Payments                            -
    None                  None              Real Estate Taxes                                       -
    None                  None              Asset Sale Related Expenses                             -
    None                  None              Foothill Capital-Secured Loan                           -
    None                  None              Union Closure Agreement                                 -
    None                  None              Parts Purchases                                         -
    None                  None              Professional/Trustee Fees                               -
    None                  None              Foothill Principal Payments                             -
    None                  None              Boeing Letter of Credit                                 -
    None                  None              Foothill Interest & Fees                                -
    None                  None              All Other                                               -
                                                                                         ------------
                                       TOTAL DISBURSEMENTS                               $          -
                                                                                         ------------

You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (10 of 19)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:        ALLIED PRODUCTS CORPORATION     CASE NO.:00 B 28798

                               DISBURSEMENT LISTING

                        FOR MONTH ENDING August 31, 2002

Bank:            LASALLE BANK N.A.

Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT

Account No.:     5800272600

DATE DISBURSED        CHECK/WIRE NO.                    DESCRIPTION                         AMOUNT
--------------        --------------                    -----------                      ------------
    None                  None              Salaries, Benefits & Insurance               $          -
    None                  None              Stay Bonus                                              -
    None                  None              Utilities                                               -
    None                  None              Rents & Leases                                          -
    None                  None              Remaining Man. Costs                                    -
    None                  None              Pre-Petition Vendor Payments                            -
    None                  None              Real Estate Taxes                                       -
    None                  None              Asset Sale Related Expenses                             -
    None                  None              Foothill Capital-Secured Loan                           -
    None                  None              Union Closure Agreement                                 -
    None                  None              Parts Purchases                                         -
    None                  None              Professional/Trustee Fees                               -
    None                  None              Foothill Principal Payments                             -
    None                  None              Boeing Letter of Credit                                 -
    None                  None              Foothill Interest & Fees                                -
    None                  None              All Other                                               -
                                                                                         ------------
                                       TOTAL DISBURSEMENTS                               $          -
                                                                                         ------------

You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (11 of 19)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:        ALLIED PRODUCTS CORPORATION     CASE NO.:00 B 28798

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING August 31, 2002

Bank:             LASALLE BANK N.A.

Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:     VERSON CORPORATION PAYROLL ACCOUNT

Account No.:      5800026501

DATE DISBURSED        CHECK/WIRE NO.                    DESCRIPTION                         AMOUNT
--------------        --------------                    -----------                      ------------
    None                  None              Salaries, Benefits & Insurance               $          -
    None                  None              Stay Bonus                                              -
    None                  None              Utilities                                               -
    None                  None              Rents & Leases                                          -
    None                  None              Remaining Man. Costs                                    -
    None                  None              Pre-Petition Vendor Payments                            -
    None                  None              Real Estate Taxes                                       -
    None                  None              Asset Sale Related Expenses                             -
    None                  None              Foothill Capital-Secured Loan                           -
    None                  None              Union Closure Agreement                                 -
    None                  None              Parts Purchases                                         -
    None                  None              Professional/Trustee Fees                               -
    None                  None              Foothill Principal Payments                             -
    None                  None              Boeing Letter of Credit                                 -
    None                  None              Foothill Interest & Fees                                -
    None                  None              All Other                                               -
                                                                                         ------------
                                       TOTAL DISBURSEMENTS                               $          -
                                                                                         ------------

You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (12 of 19)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:       ALLIED PRODUCTS CORPORATION     CASE NO.:00 B 28798

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING August 31, 2002

Bank:            LASALLE BANK N.A.

Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:    DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED

Account No.:     8610721825

DATE DISBURSED        CHECK/WIRE NO.                    DESCRIPTION                         AMOUNT
--------------        --------------                    -----------                      ------------
    None                  None              Salaries, Benefits & Insurance               $          -
    None                  None              Stay Bonus                                              -
    None                  None              Utilities                                               -
    None                  None              Rents & Leases                                          -
    None                  None              Remaining Man. Costs                                    -
    None                  None              Pre-Petition Vendor Payments                            -
    None                  None              Real Estate Taxes                                       -
    None                  None              Asset Sale Related Expenses                             -
    None                  None              Foothill Capital-Secured Loan                           -
    None                  None              Union Closure Agreement                                 -
    None                  None              Parts Purchases                                         -
    None                  None              Professional/Trustee Fees                               -
    None                  None              Foothill Principal Payments                             -
    None                  None              Boeing Letter of Credit                                 -
    None                  None              Foothill Interest & Fees                                -
    None                  None              All Other                                               -
                                                                                         ------------
                                       TOTAL DISBURSEMENTS                               $          -
                                                                                         ------------

You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (13 of 19)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:               ALLIED PRODUCTS CORPORATION    CASE NO.: 00 B 28798

                         FOR MONTH ENDING August 31, 2002

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)

                        Beginning Inventory             $       -
                                                        ---------
                        Add: purchases                  $       -
                                                        ---------
                        Less: goods sold                $       -
                                                        ---------
                            (cost basis)

                        Ending Inventory                $       -
                                                        ---------

PAYROLL INFORMATION STATEMENT
-----------------------------

Gross payroll for this period                           $  30,644
                                                        ---------
Payroll taxes due but unpaid                            $       -
                                                        ---------

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                 Amount of      Number of        Amounts of
                               Date regular       Regular       Payments          Payments
Name of Creditor/Lessor        payment is due     Payment       Delinquent       Delinquent*
---------------------------   ---------------   -----------   -------------    -------------
                                                                                $        -

*Include only post-perition payments

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:               ALLIED PRODUCTS CORPORATION    CASE NO.: 00 B 28798

                         FOR MONTH ENDING August 31, 2002

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)

ACCOUNTS RECEIVABLE:

           Beginning month balance                      $      12,863,324
                                                        -----------------
           Add:   sales on account                      $               -
                                                        -----------------
           Less: collections/adjustments(1)             $         250,000
                                                        -----------------
           End of month balance                         $      13,113,324
                                                        -----------------

 0-30 Days      31-60 Days       61-90 Days         Over 90 Days (1)            End of Month
-----------    ------------     ------------       -----------------         ---------------
$         -    $          -     $          -       $      13,113,325         $    13,113,325
-----------    ------------     ------------       -----------------         ---------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

           Beginning month balance                      $               -
                                                        -----------------
           Add: credit extended                         $          91,568
                                                        -----------------
           Less: payments of account                    $         (91,568)
                                                        -----------------
           End of month balance                         $               -
                                                        -----------------

 0-30 Days      31-60 Days       61-90 Days         Over 90 Days               End of Month
-----------    ------------     ------------       --------------         -----------------
$         -    $          -     $          -       $            -         $               -
-----------    ------------     ------------       --------------         -----------------

(1) Adjust receipts from Unico Settlement. These receipts were for the Return of Preferance Payments

        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT

                             OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:        ALLIED PRODUCTS CORPORATION    CASE NO.: 00 B 28798

                         FOR MONTH ENDING July 31, 2002

                                TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

      1.      Federal Income Taxes             Yes     /X/    No     / /
      2.      FICA withholdings                Yes     /X/    No     / /
      3.      Employee's withholdings          Yes     /X/    No     / /
      4.      Employer's FICA                  Yes     /X/    No     / /
      5.      Federal Unemployment Taxes       Yes     /X/    No     / /
      6.      State Income Tax                 Yes     /X/    No     / /
      7.      State Employee withholdings      Yes     /X/    No     / /
      8.      All other state taxes            Yes     /X/    No     / /

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                             OPERATING REPORT Page 6

--------------------------------------------------------------------------------
                      Department of the Treasury - Internal Revenue Service
(REV. 06-97)            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                           DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
              TO     District Director, Internal revenue Service
                     Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
              FROM:  Name of Taxpayer    Allied Products Corp
                     -----------------------------------------------------------
                     Taxpayer Address    1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1                  FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                             for the payroll period from 27-Jul-02 to 9-Aug-02

Taxes Reported on                      Payroll Date       9-Aug-02
form 941, Employer's
Quarterly Federal Tax  Gross wages paid to employees                   $  15,004
Return                                                                 ---------
                       Income tax withheld                             $   3,420
                                                                       ---------
                       SOCIAL SECURITY Employer's Soc. Sec.            $      96
                                                                       ---------
                                       Employee's Soc. Sec                    96
                                                                       ---------
                                       Employer's Medicare                   218
                                                                       ---------
                                       Employee's Medicare                   218
                                                                       ---------
                                       SOC. SEC & MEDICARE TOTAL       $     626
                                                                       ---------
                                  Tax Deposited                        $   4,047
                                                                       ---------
                                  Date Deposited         Wired To ADP 08/09/02
--------------------------------------------------------------------------------
SECTION 2               FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                         for the payroll period from __________to___________

Taxes Reported on
form 940, Employer's   Gross wages paid to employees                    $      -
Annual Federal                                                         ---------
Unemployment Tax       Tax Deposited                                    $      -
Return                                                                 ---------

                       Date Deposited
                                                     ___________________
--------------------------------------------------------------------------------
                         CERTIFICATION

 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method     / /   Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)        /X/   Electronic Federal Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                                                Form 8109 FTD
                         Wired To ADP 08/09/02  received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                                                Form 8109 FTD
                                                received by:
--------------------------------------------------------------------------------
Depositor's Employer                           Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                       Date:
--------------------------------------------------------------------------------
Name and Title        Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

17 of 19
Payroll 08.09                        Cat.#43099Z            Form 6123(rev.06-97)

--------------------------------------------------------------------------------
                     Department of the Treasury - Internal Revenue Service
(REV. 06-97)            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                           DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
              TO     District Director, Internal revenue Service
                     Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
              FROM:  Name of Taxpayer    Allied Products Corp
                     -----------------------------------------------------------
                     Taxpayer Address    1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1 FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION for the payroll period from 10-Aug-02 to 23-Aug-02

Taxes Reported on                      Payroll Date      23-Aug-02
form 941, Employer's
Quarterly Federal Tax  Gross wages paid to employees                   $  15,004
Return                                                                 ---------
                       Income tax withheld                             $   3,420
                                                                       ---------
                       SOCIAL SECURITY Employer's Soc. Sec.            $      96
                                                                       ---------
                                       Employee's Soc. Sec                    96
                                                                       ---------
                                       Employer's Medicare                   218
                                                                       ---------
                                       Employee's Medicare                   218
                                                                       ---------
                                       SOC. SEC & MEDICARE TOTAL       $     626
                                                                       ---------
                                  Tax Deposited                        $   4,047
                                                                       ---------
                                  Date Deposited         Wired To ADP 08/23/02
--------------------------------------------------------------------------------
SECTION 2 FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION for the payroll period from ___________ to __________

Taxes Reported on
form 940, Employer's   Gross wages paid to employees                   $       -
Annual Federal                                                         ---------
Unemployment Tax       Tax Deposited                                   $       -
Return                                                                 ---------

                       Date Deposited
                                                       ___________________
--------------------------------------------------------------------------------
                         CERTIFICATION

 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method     / /     Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)        /X/     Electronic Federal Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                                                Form 8109 FTD
                         Wired To ADP 08/23/02  received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                                                Form 8109 FTD
                                                received by:
--------------------------------------------------------------------------------
Depositor's Employer                            Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                       Date:
--------------------------------------------------------------------------------
Name and Title        Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

18 of 19
Payroll 08.23                        Cat.#43099Z            Form 6123(rev.06-97)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Richard Drexler, acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                    ---------------------------------------
                                    For the Debtor In Possession (Trustee)

                                    Print or type name and capacity of
                                    person signing this Declaration:

                                              Richard A. Drexler
                                    ---------------------------------------

                                       Chairman, President, CEO and CFO
                                    ---------------------------------------

DATED: ___________________

                             OPERATING REPORT Page 8